UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2013

ATKORE INTERNATIONAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-174689	80-0661126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 South Lathrop Avenue
Harvey, Illinois 60426
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (708) 339-1610

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events
On October 24, 2013, Atkore International, Inc. issued an irrevocable notice of redemption relating to $41 million in aggregate principal amount of its currently outstanding 9.875% Senior Secured Notes due 2018 at a redemption price of 103.00% of the principal amount plus interest accrued to the date of redemption. The notes are expected to be redeemed on or about November 25, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 25, 2013	ATKORE INTERNATIONAL HOLDINGS INC.

	By:	/s/ James A. Mallak
	Name:	James A. Mallak
	Title:	Vice President and Chief Financial Officer

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